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Exhibit 99.1

Certification by the Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

        I, A. Jay Meyerson, Chief Executive Officer, and I, Ronald J. Nicolas, Jr., Chief Financial Officer, of Aames Financial Corporation, a Delaware corporation (the "Company"), each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Company's periodic report on Form 10-K for the year ended June 30, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

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CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER
/s/ A. JAY MEYERSON A. Jay Meyerson Date: September 27, 2002	/s/ RONALD J. NICOLAS, JR. Ronald J. Nicolas, Jr. Date: September 27, 2002

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  Exhibit 99.1